UBS Ultra Short Income Fund

Prospectus | August 28, 2024

Includes:

•	Class A: USIAX
•	Class P: USIPX

This prospectus offers Class A and Class P shares of UBS Ultra Short Income Fund. Each class has different ongoing expenses. Class P shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

This fund is not a money market fund and should not be considered to be a money market fund or the equivalent of a money market fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) offers money market funds that are advised by UBS Asset Management (Americas) LLC Please contact UBS AM (US) if you are interested in investing in money market funds.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

UBS Ultra Short Income Fund

Summary

Investment objective

To provide current income while seeking to maintain low volatility of principal.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in classes other than Class P that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)

	Class A		Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None		None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None	[1]	None
Exchange fee	None		None
[1]

Shares of the fund acquired through the exchange of shares of another Family Fund (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS Asset Management (US) Inc. serves as principal underwriter) may be subject to a deferred sales charge if you later sell the fund shares acquired in the exchange, based on the terms of the shares of the Family Fund you originally held.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.10	None
Other expenses (includes administration fee of 0.10%)	0.20	0.20
Total annual fund operating expenses	0.50	0.40
Management fee waiver/expense reimbursements[1]	0.15	0.15
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.35	0.25
[1]

The fund and UBS Asset Management (Americas) LLC (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the fund’s ordinary total operating expenses of each class through August 31, 2025 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders’ meetings and extraordinary expenses) would not exceed 0.35% for Class A and 0.25% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$36	$145	$265	$614
Class P	26	113	209	491
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended April 30, 2024, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in money market funds, including those advised by UBS Asset Management (Americas) LLC (“UBS AM”), the fund’s investment advisor.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.

The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM to be of comparable quality. The fund may at times hold securities rated below-investment-grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

The fund’s investments may have all types of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may be of US and non-US issuers. The fund’s investments are typically denominated in US dollars or hedged to US dollars.

The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.

The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.

The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.

Management process

UBS AM acts as the investment advisor to the fund, and makes the fund’s investment decisions. UBS AM selects investments for the fund based on a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After UBS AM establishes the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, builds portfolios that combines top-down allocation targets with bottom-up security specific strategies. Research is a fundamental component of UBS AM’s globally integrated investment platform and consists of top-down macroeconomic analysis as well as bottom-up sector and issuer level research. UBS AM uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. The ultimate goal of any purchase decision is to be compensated for a given level of risk. Prudent diversification seeks to ensure an appropriate risk/return relationship. Security selection represents the final level of decision-making in our investment process. UBS AM selects individual securities that it believes will give the portfolio the desired exposures with optimal relative value. UBS AM integrates risk management throughout the investment process.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield. The fund may sell investments that UBS AM believes are no longer favorable with regard to these factors or for other reasons.

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process for all portfolio investments and portfolio holdings, except repurchase agreements with certain counterparties and except asset-backed and mortgage-backed securities. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. The prices for the fund’s shares will fluctuate, and you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security or financial institutions that have entered into repurchase agreements with the fund are unable or unwilling to meet their financial obligations or complete transactions. This risk is likely greater for lower quality investments than for investments that are higher quality.

Financial services sector risk: Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, brokerdealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Liquidity risk: Certain of the fund’s investments may present liquidity risk. Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Mortgage- and asset-backed securities risk: The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

NAV risk: The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments are likely to be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate. Because the fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under US Treasury regulations.

Prepayment risk: Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s NAV and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Zero coupon securities risk: Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Investments in money market funds risk: Certain money market funds may seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible to lose money by investing in such a money market fund. Because the NAV of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because, under normal circumstances, the fund’s foreign investments are typically denominated in US dollars or hedged to US dollars, it generally is not subject to the risk of changes in currency valuations.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund’s overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund’s use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), (“Rule 18f-4”), could potentially limit or impact the fund’s ability to invest in derivatives, limit the fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund’s performance.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the fund by showing how the fund’s average annual total returns compare with those of a broad measure of market performance, as well as an additional index over time. Effective July 24, 2024 in accordance with new regulatory requirements, the fund selected the Bloomberg US Aggregate Index, which represents a broad measure of market performance, as a replacement for the ICE BofA 3-Month Treasury Bill Index. The table also includes the average annual returns of the ICE BofA 3-Month Treasury Bill Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares’ after-tax returns shown.

UBS Ultra Short Income Fund

Annual Total Returns of Class A Shares (2019 was the fund’s first full calendar year of operations)

Total return January 1 to June 30, 2024: 2.50%

Best quarter during years shown—2Q 2020: 1.70%

Worst quarter during years shown—1Q 2020: (1.06)%

Average annual total returns (for the periods ended December 31, 2023)

Class	1 year	5 Years	Life of the fund***
Class A
Return before taxes	5.61%	1.75%	1.76%
Return after taxes on distributions	3.55	0.94	0.93
Return after taxes on distributions and sale of fund shares	3.29	0.99	0.99
Class P
Return before taxes	5.72	1.85	1.84
Bloomberg US Aggregate Index*
(Index reflects no deduction for fees, expenses or taxes.)	5.53	1.10	1.35
ICE BofA US 3-Month Treasury Bill Index**
(Index reflects no deduction for fees, expenses or taxes.)	5.05	1.89	1.91
*

The Bloomberg US Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes US government and corporate debt securities, mortgage- and asset-backed securities, and international US dollar-denominated bonds. All securities contained in the Bloomberg US Aggregate Bond Index have a minimum term to maturity of one year.

**

ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

***	Inception date of Class A and Class P shares was May 29, 2018.

Investment advisor

UBS AM serves as the investment advisor to the fund.

Portfolio managers

Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler and Scott Dolan are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Sabatino, Walczak and Rothweiler have been portfolio managers of the fund since 2018. Mr. Dolan has been a portfolio manager of the fund since 2020.

Purchase & sale of fund shares

Shares can be purchased and redeemed on any business day on which the New York Stock Exchange is open. You may purchase, redeem or exchange shares of the fund through a financial advisor or through a financial intermediary. In general, the minimum initial investment is $1,000 for Class A and Class P shares. Class P shares are available only to certain types of investors.

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

UBS Ultra Short Income Fund

More information about the fund

Investment objective

The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.

The fund’s investment objective is “non-fundamental.” This means that it may be changed by the fund’s board of trustees without shareholder approval.

Principal investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of short duration, high quality money market instruments and other fixed income securities of governmental, municipal and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations, and asset-backed securities; and municipal money market instruments. The fund may invest in the securities of money market funds, including those advised by UBS Asset Management (Americas) LLC (“UBS AM”).

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rate changes. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio should decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the fund and, therefore the fund’s exposure to changes in interest rates.

Although the use of derivatives is not a principal strategy of the fund, it may use derivative instruments such as futures, forwards, options, and/or swaps for risk management purposes or as part of the fund’s investment strategies.

The fund may engage in securities lending to the extent permitted by law.

The fund is not a money market fund and does not seek to maintain a stable NAV. As a result, the value of your investment in the fund may change.

Securities selection

UBS AM serves as the fund’s investment advisor. UBS AM’s investment process employs a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After establishing the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. UBS AM integrates risk management throughout its investment process.

UBS Ultra Short Income Fund

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process for all portfolio investments and portfolio holdings, except repurchase agreements with certain counterparties and except asset-backed and mortgage-backed securities. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s SAI. Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Fixed income securities that are not investment grade, which are commonly known as “junk bonds,” involve high credit risk and are considered speculative. Some of these low quality securities may go into default. Low quality fixed income securities may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

Financial services sector risk. Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing

UBS Ultra Short Income Fund

additional costs and possibly restricting the businesses in which those companies may engage.

Concentration risk. The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, the fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.

Interest rate risk. The value of bonds and other fixed income securities generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments in bonds and other fixed income securities will fall. Duration is a measure of the fund’s exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund’s market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these “call” provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund’s value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil or when prices of securities are negatively impacted by rapid or unexpected changes in interest rates. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that

UBS Ultra Short Income Fund

the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss, making it more difficult for the fund to meet redemption requests.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund.

Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural disasters, recessions, rapid inflation, the imposition of international sanctions, pandemics or other public health threats could also significantly impact the fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Mortgage- and asset-backed securities risk. The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk.

NAV risk. The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments would be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate. Because the fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under US Treasury regulations.

UBS Ultra Short Income Fund

Prepayment risk. Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities or instruments in the fund’s portfolio, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the fund’s investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Variable rate demand obligations risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of certain types of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.

Zero coupon securities risk. Zero coupon securities are securities on which no periodic interest pay-

UBS Ultra Short Income Fund

ments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for mortgage-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Investments in money market funds risk. The fund may invest in money market funds that either seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all of its direct investments.

UBS Ultra Short Income Fund

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures.

Foreign investing risk. The fund may invest in foreign instruments that are denominated in US dollars or hedged to US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad, such as the imposition of international sanctions and other similar measures, to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives.

While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses may be substantial, and in some cases losses may exceed the amount of the fund’s initial investment. In addition, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies and rescinded and withdrew certain guidance of the SEC and its staff regarding asset segregation and cover transactions. Under Rule 18f-4, the fund has adopted a derivatives risk management program and appointed a derivatives risk manager that manages the program and communicates to the board of the fund. Compliance with Rule 18f-4 may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund’s use of derivatives may cause the fund to realize higher amounts

UBS Ultra Short Income Fund

of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Additional (non-principal) risks

High yield securities (“junk bonds”) risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., lower than Baa3/BBB- and their unrated equivalents) are typically in poorer financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn suffi-

cient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Cybersecurity risk. The fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund’s investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

UBS Ultra Short Income Fund

Managing your fund account

Flexible pricing

The fund offers two classes of shares in this prospectus—Class A and Class P. (Class I shares of the fund are offered in a separate prospectus.) Class P shares are available only to certain types of investors. Investments must be denominated in US dollars.

The fund has adopted a rule 12b-1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.

Class A shares

Shareholders pay no front-end or deferred sales charges on Class A shares. Class A shares pay an annual 12b-1 service fee of 0.10% of average net assets.

If you intend to purchase more than $10 million of Class A shares, you should instead purchase Class I shares (offered in a separate prospectus), which have lower ongoing expenses, if available through your intermediary. Similarly, if you qualify to purchase Class P shares, you should instead purchase them as they have lower ongoing expenses than Class A shares.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)’s sole discretion. Only specific types of investors can purchase Class P shares.

The following investors are eligible to purchase Class P shares:

•	Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•	Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

•	Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•	Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of an advisory program;

•	College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;

•	Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the fund’s transfer agent and purchases a minimum initial amount of $50,000;

•	Members of (and nominees to) the board of directors/trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established in his or her name directly at the fund’s transfer agent;

•	Other investors as approved by the fund’s board;

UBS Ultra Short Income Fund

•	Investors who are clients of a fee-based advisory program, with a financial intermediary that has entered into a dealer agreement with UBS AM (US), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US); and

•	Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the fund’s distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

Class P shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the fund’s transfer agent as described later in this prospectus.

If you wish to invest in other Family Funds (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS AM (US) serves as principal underwriter), you can do so by:

•	Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•	Buying shares through the transfer agent as described later in this prospectus; or
•	Opening an account by exchanging shares from another Family Fund.

The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of the fund held by a shareholder through a financial intermediary may be converted into Class P shares of the fund at net asset value per share (the “Conversion”). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder’s participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund’s transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in Class P shares. The timing and implementation of the Conversion are at the discretion of the shareholder’s financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Investors that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless the investor’s financial intermediary has an agreement with the fund’s distributor to offer Class P shares on its brokerage platform. Additionally, investors no longer participating in a fee based advisory program may be required by the financial intermediary to convert Class P shares to Class A shares of the fund.

UBS Ultra Short Income Fund

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

Additional compensation to affiliated broker-dealer. UBS AM (US) and/or UBS AM may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•	Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the fund and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) and/or UBS AM out of its own resources. Such payments are often referred to as “revenue sharing.”

Additional compensation to other financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any 12b-1 service fee of the fund, any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM’s own resources and not as an additional charge to the fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please also see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

UBS Ultra Short Income Fund

Class A shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P Shares:

To open an account	$1,000
To add to an account	$0

(Different minimums may apply to certain Class A purchasers as noted above. Investors may be subject to different/lower minimums for purchases via an automatic investment program offered by a financial intermediary. Investors should discuss investment minimums with their Financial Advisor.)

The fund may waive or reduce/change these amounts for (or as otherwise noted in the prospectus):

•	Employees of UBS AM or its affiliates; or

•	Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund’s automatic investment plan.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class P and last, Class I (offered in a separate prospectus). If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-2 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, the fund may take up to 7 business days to pay sale proceeds.

Securities brokers, dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

If you purchased shares through the fund’s transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by

UBS Ultra Short Income Fund

the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Exchanging shares

You may exchange Class A shares of the fund for shares of the same class of most other Family Funds which currently offer them. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for more information.

If you were a shareholder of Class A shares of a Family Fund who exchanged your shares for Class A shares of the fund, you may be subject to a deferred sales charge if you later sell the fund shares you acquired in the exchange, based on the terms of the Class A shares of the Family Fund you originally held. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares of the fund for shares of a Family Fund. Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund’s transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in the fund or another one of the Family Funds through the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

UBS Ultra Short Income Fund

•	The dollar amount or number of shares you want to sell and/or exchange; and

•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.

UBS Asset Management

P.O. Box 9786

Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you transfer your shares to the fund’s transfer agent,

UBS Ultra Short Income Fund

the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.

Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, it is anticipated that the fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders may purchase and sell fund shares frequently, but also believes that the fund is unlikely to be a target of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AM reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing, and may bar a shareholder who trades excessively from making further purchases for an indefinite period.

UBS Ultra Short Income Fund

Other longer-term funds that are managed by UBS AM have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

Pricing and valuation

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund’s assets are traded in other markets on days when the NYSE is not open, the value of the fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers.

Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and

UBS Ultra Short Income Fund

foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to the fund’s portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price.

Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund expects to price certain of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order

UBS Ultra Short Income Fund

to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the fund does not calculate its net asset value. As a result, the fund’s net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the fund may invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund’s net asset value. However, if the fund determines that such developments are so significant that they will materially affect the value of the fund’s securities or instruments, the fund may adjust the previous closing prices to reflect

what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

UBS Ultra Short Income Fund

Management

Investment advisor

UBS Asset Management (Americas) LLC (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2024, UBS AM had approximately $460 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.7 trillion in assets under management worldwide as of June 30, 2024. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

Portfolio managers

UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

Robert Sabatino, David Walczak, David Rothweiler and Scott Dolan are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler and Dolan have primary responsibility for managing the fund’s day-to-day investment operations and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective.

Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).

Mr. Walczak is a Vice President of UBS Series Funds and a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).

Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.

Mr. Dolan is head of US multi-sector fixed income and a managing director at UBS AM. Prior to joining UBS AM in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.

The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler and Dolan.

Advisory and administration fees

The fund pays UBS AM a contractual advisory fee of 0.20% of the fund’s average daily net assets. The fund also pays UBS AM an administration fee of

UBS Ultra Short Income Fund

0.10% of the fund’s average daily net assets. UBS AM received an effective fee of 0.15% for Class A shares and 0.15% for Class P shares of average daily net assets of the fund for its services in the fund’s last fiscal year ended April 30, 2024. The effective fee for the fund reflects the contractual fee waiver arrangements that capped the fund’s ordinary operating expenses at 0.35% for Class A shares and 0.25% for Class P shares through August 31, 2024. A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2023.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate. The fund also reserves the right, without shareholder approval, to convert to a master-feeder structure in which the fund as a “feeder fund” invests all of its assets in a “master fund,” which would have the same investment objective.

UBS AM is the fund’s manager and primary provider of investment advisory services. Although the fund has no intention of engaging subadvisors at this time, the fund may operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of UBS Series Funds to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. Shareholders would be notified of the engagement of any subadvisors. In accordance with a separate exemptive order that the fund and UBS AM have obtained from the SEC, the board of UBS Series Funds may enter into a new subadvisory contract or materially amend an existing subadvisory contract with a subadvisor at a meeting that is not in person, subject to certain conditions, including that the board members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares are expected to have the lowest dividends of the fund’s shares, while Class I shares (offered in a separate prospectus) are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund’s transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

UBS Ultra Short Income Fund

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund’s shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund’s shares, and any gain will be subject to federal income tax. The gain will be taxed at the long-term capital gains rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short-term capital gain which is generally taxed as ordinary income. It is generally expected that Conversions will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non-US shareholders. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to “backup withholding,” by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

UBS Ultra Short Income Fund

Taxable distributions to non-US shareholders are generally expected to be subject to a 30% withholding tax. Distributions to non-US shareholders of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings

The fund will generally post on UBS AM’s website at www.ubs.com/usshortduration, its full portfolio holdings and the percentage that each of these holdings represents of the fund’s total assets, as of the most recent calendar-month end, on or about 10 days after the end of the calendar month.

The fund’s complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC’s website as part of periodic filings on Form N-PORT for such periods. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR. The fund’s Forms N-PORT for the last month of the applicable fiscal quarter and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The annual and semiannual reports for the fund will also be posted on the fund’s website at www.ubs.com/usshortduration. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

UBS Ultra Short Income Fund

Financial highlights

The following financial highlights tables are intended to help you understand the fund’s financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

UBS Ultra Short Income Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A
	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.81	$9.90	$9.99	$9.95	$10.00
Net investment income (loss)[1]	0.51	0.25	0.01	0.04	0.20
Net realized and unrealized gain (loss)	0.03	(0.05)	(0.08)	0.04	(0.05)
Net increase (decrease) from operations	0.54	0.20	(0.07)	0.08	0.15
Dividends from net investment income	(0.50)	(0.28)	(0.02)	(0.04)	(0.20)
Distributions from net realized gains	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	—
Total dividends and distributions	(0.51)	(0.29)	(0.02)	(0.04)	(0.20)
Net asset value, end of year	$9.84	$9.81	$9.90	$9.99	$9.95
Total investment return[3]	5.64%	2.03%	(0.75)%	0.82%	1.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.50%	0.46%	0.44%[4]	0.44%[4]	0.45%[4]
Expenses after fee waivers and/or expense reimbursements	0.35%	0.35%	0.35%[4]	0.35%[4]	0.35%[4]
Net investment income (loss)	5.14%	2.48%	0.13%	0.41%	2.01%
Supplemental data:
Net assets, end of year (000’s)	$71,792	$114,696	$347,829	$662,131	$1,226,267
Portfolio turnover	41%	72%	56%	64%	53%

UBS Ultra Short Income Fund

Financial highlights (concluded)

Class P
	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.80	$9.89	$9.98	$9.94	$9.99
Net investment income (loss)[1]	0.52	0.26	0.02	0.04	0.20
Net realized and unrealized gains (losses)	0.03	(0.05)	(0.08)	0.05	(0.04)
Net increase (decrease) from operations	0.55	0.21	(0.06)	0.09	0.16
Dividends from net investment income	(0.51)	(0.29)	(0.03)	(0.05)	(0.21)
Distributions from net realized gains	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	—
Total dividends and distributions	(0.52)	(0.30)	(0.03)	(0.05)	(0.21)
Net asset value, end of year	$9.83	$9.80	$9.89	$9.98	$9.94
Total investment return[3]	5.75%	2.14%	(0.65)%	0.92%	1.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.40%	0.36%	0.34%[4]	0.34%[4]	0.36%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%	0.25%	0.25%[4]	0.25%[4]	0.25%[4]
Net investment income (loss)	5.25%	2.63%	0.24%	0.38%	2.04%
Supplemental data:
Net assets, end of year (000’s)	$327,103	$455,346	$1,227,504	$2,218,543	$915,463
Portfolio turnover	41%	72%	56%	64%	53%

[1]	Calculated using the average shares method.
[2]	Amount represents less than $0.005 or $(0.005) per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Includes interest expense representing less than 0.005%.

If you want more information about the fund, the following documents are available free of charge upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders and Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

Statement of additional information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and the SAI and other information such as the fund financial statements by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI and other information such as the fund financial statements will also be posted on the UBS website at the following internet address: https://www.ubs.com/usshortduration

You may also request other information about the fund and make shareholder inquiries via this number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.

© UBS 2024. All rights reserved.

UBS Series Funds—UBS Ultra Short Income Fund

Investment Company Act File No. 811-08767

UBS Asset Management (Americas) LLC

is a subsidiary of UBS AG.

S1687

UBS Ultra Short Income Fund

Prospectus | August 28, 2024

UBS Ultra Short Income Fund

Prospectus | August 28, 2024

Includes:

•	Class I: USDIX

This prospectus offers Class I shares of UBS Ultra Short Income Fund. Class I shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

This fund is not a money market fund and should not be considered to be a money market fund or the equivalent of a money market fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) offers money market funds that are advised by UBS Asset Management (Americas) LLC. Please contact UBS AM (US) if you are interested in investing in money market funds.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS Ultra Short Income Fund

Summary

Investment objective

To provide current income while seeking to maintain low volatility of principal.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fees	0.20%
Distribution and/or service (12b-1) fees	None
Other expenses (includes administration fee of 0.10%)	0.20
Total annual fund operating expenses	0.40
Management fee waiver/expense reimbursements[1]	0.17
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.23
[1]

The fund and UBS Asset Management (Americas) LLC (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the fund’s ordinary total operating expenses through August 31, 2025 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders’ meetings and extraordinary expenses) would not exceed 0.23% for Class I. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$24	$111	$207	$489
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended April 30, 2024, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in money market funds, including those advised by UBS Asset Management (Americas) LLC (“UBS AM”), the fund’s investment advisor.

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.

The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM to be of comparable quality. The fund may at times hold securities rated below-investment-grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

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The fund’s investments may have all types of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may be of US and non-US issuers. The fund’s investments are typically denominated in US dollars or hedged to US dollars.

The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.

The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.

The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.

Management process

UBS AM acts as the investment advisor to the fund, and makes the fund’s investment decisions. UBS AM selects investments for the fund based on a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After UBS AM establishes the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, builds portfolios that combines top-down allocation targets with bottom-up security specific strategies. Research is a fundamental component of UBS AM’s globally integrated investment platform and consists of top-down macroeconomic analysis as well as bottom-up sector and issuer level research. UBS AM uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. The ultimate goal of any purchase decision is to be compensated for a given level of risk. Prudent diversification seeks to ensure an appropriate risk/return relationship. Security selection represents the final level of decision-making in our investment process. UBS AM selects individual securities that it believes will give the portfolio the desired exposures with optimal relative value. UBS AM integrates risk management throughout the investment process.

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield. The fund may sell investments that UBS AM believes are no longer favorable with regard to these factors or for other reasons.

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The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process for all portfolio investments and portfolio holdings, except repurchase agreements with certain counterparties and except asset-backed and mortgage-backed securities. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. The prices for the fund’s shares will fluctuate, and you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security or financial institutions that have entered into repurchase agreements with the fund are unable or unwilling to meet their financial obligations or complete transactions. This risk is likely greater for lower quality investments than for investments that are higher quality.

Financial services sector risk: Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.

Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, brokerdealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

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Liquidity risk: Certain of the fund’s investments may present liquidity risk. Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Mortgage- and asset-backed securities risk: The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

NAV risk: The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments are likely to be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate. Because the fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under US Treasury regulations.

Prepayment risk: Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

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Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.

Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s NAV and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Zero coupon securities risk: Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Investments in money market funds risk: Certain money market funds may seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it

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is possible to lose money by investing in such a money market fund. Because the NAV of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because, under normal circumstances, the fund’s foreign investments are typically denominated in US dollars or hedged to US dollars, it generally is not subject to the risk of changes in currency valuations.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund’s overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Regulation relating to a mutual fund’s use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), (“Rule 18f-4”), could potentially limit or impact the fund’s ability to invest in derivatives, limit the fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund’s performance.

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Performance

Risk/return bar chart and table

The performance information that follows shows the fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the fund by showing how the fund’s average annual total returns compare with those of a broad measure of market performance, as well as an additional index, over time. Effective July 24, 2024 in accordance with new regulatory requirements, the fund selected the Bloomberg US Aggregate Index, which represents a broad measure of market performance, as a replacement for the ICE BofA 3-Month Treasury Bill Index. The table also includes the average annual returns of the ICE BofA 3-Month Treasury Bill Index, which is generally representative of the market sectors or types of investments in which the fund invests. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class I shares’ after-tax returns shown.

UBS Ultra Short Income Fund

Annual Total Returns of Class I Shares (2019 was the fund’s first full calendar year of operations)

Total return January 1 to June 30, 2024: 2.56%

Best quarter during years shown—2Q 2020: 1.74%

Worst quarter during years shown—1Q 2020: (1.14)%

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Average annual total returns (for the periods ended December 31, 2023)

Class	1 year	5 years	Life of the fund***
Class I
Return before taxes	5.74%	1.83%	1.83%
Return after taxes on distributions	3.62%	0.97%	0.94%
Return after taxes on distributions and sale of fund shares	3.37%	1.03%	1.02%
Bloomberg US Aggregate Index* (Index reflects no deduction for fees, expenses or taxes.)	5.53%	1.10%	1.35%
ICE BofA US 3-Month Treasury Bill Index** (Index reflects no deduction for fees, expenses or taxes.)	5.05%	1.89%	1.91%
*

The Bloomberg US Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes US government and corporate debt securities, mortgage- and asset-backed securities, and international US dollar-denominated bonds. All securities contained in the Bloomberg US Aggregate Bond Index have a minimum term to maturity of one year.

**

ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

***	Inception date of Class I shares was May 29, 2018.

Investment advisor

UBS AM serves as the investment advisor to the fund.

Portfolio managers

Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler and Scott Dolan are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Sabatino, Walczak and Rothweiler have been portfolio managers of the fund since 2018. Mr. Dolan has been a portfolio manager of the fund since 2020.

Purchase & sale of fund shares

Shares can be purchased and redeemed on any business day on which the New York Stock Exchange is open. You may purchase or redeem shares of the fund directly from the fund or through a financial intermediary. In general, the minimum initial investment is $10,000,000 for Class I shares ($2,500,000 for foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code).

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

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Payments to financial intermediaries

If you purchase the fund through a financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Visit your financial intermediary’s website for more information.

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UBS Ultra Short Income Fund

More information about the fund

Investment objective

The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.

The fund’s investment objective is “non-fundamental.” This means that it may be changed by the fund’s board of trustees without shareholder approval.

Principal investment strategies

The fund seeks to achieve its investment objective by investing in a diversified portfolio of short duration, high quality money market instruments and other fixed income securities of governmental, municipal and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations, and asset-backed securities; and municipal money market instruments. The fund may invest in the securities of money market funds, including those advised by UBS Asset Management (Americas) LLC (“UBS AM”).

The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rate changes. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio should decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the fund and, therefore the fund’s exposure to changes in interest rates.

Although the use of derivatives is not a principal strategy of the fund, it may use derivative instruments such as futures, forwards, options, and/or swaps for risk management purposes or as part of the fund’s investment strategies.

The fund may engage in securities lending to the extent permitted by law.

The fund is not a money market fund and does not seek to maintain a stable NAV. As a result, the value of your investment in the fund may change.

Securities selection

UBS AM serves as the fund’s investment advisor. UBS AM’s investment process employs a rigorous valuation and research framework, combining top-down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.

The top-down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.

After establishing the top-down strategy, the portfolio management team, working closely with UBS AM’s research analysts, uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. UBS AM integrates risk management throughout its investment process.

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UBS Ultra Short Income Fund

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process for all portfolio investments and portfolio holdings, except repurchase agreements with certain counterparties and except asset-backed and mortgage-backed securities. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Principal risks

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s

SAI. Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Fixed income securities that are not investment grade, which are commonly known as “junk bonds,” involve high credit risk and are considered speculative. Some of these low quality securities may go into default. Low quality fixed income securities may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

Financial services sector risk. Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory

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UBS Ultra Short Income Fund

changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.

Concentration risk. The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, the fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.

Interest rate risk. The value of bonds and other fixed income securities generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments in bonds and other fixed income securities will fall. Duration is a measure of the fund’s exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund’s market value.

Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these “call” provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund’s value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil or when prices of securities are negatively impacted by rapid or unexpected changes in interest rates. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions

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UBS Ultra Short Income Fund

from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss, making it more difficult for the fund to meet redemption requests.

Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund.

Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural disasters, recessions, rapid inflation, the imposition of international sanctions, pandemics or other public health threats could also significantly impact the fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Mortgage- and asset-backed securities risk. The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk,

which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.

Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk.

NAV risk. The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments would be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate. Because the fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under US Treasury regulations.

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UBS Ultra Short Income Fund

Prepayment risk. Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities or instruments in the fund’s portfolio, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the fund’s investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.

Variable rate demand obligations risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of certain types of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.

Zero coupon securities risk. Zero coupon securities are securities on which no periodic interest payments

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UBS Ultra Short Income Fund

are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.

US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for mortgage-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.

Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Investments in money market funds risk. The fund may invest in money market funds that either seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its

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UBS Ultra Short Income Fund

own management fees and expenses with respect to all of its direct investments.

Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures.

Foreign investing risk. The fund may invest in foreign instruments that are denominated in US dollars or hedged to US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad, such as the imposition of international sanctions and other similar measures, to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.

Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses may be substantial, and in some cases losses may exceed the amount of the fund’s initial investment. In addition, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies and rescinded and withdrew certain guidance of the SEC and its staff regarding asset segregation and cover transactions. Under Rule 18f-4, the fund has adopted a derivatives risk management program and appointed a derivatives risk manager that manages the program and communicates to the board of the fund. Compliance with Rule 18f-4 may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability

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UBS Ultra Short Income Fund

of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Additional (non-principal) risks

High yield securities (“junk bonds”) risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., lower than Baa3/BBB- and their unrated equivalents) are typically in poorer financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.

Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

Cybersecurity risk. The fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the fund’s investment advisor or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

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UBS Ultra Short Income Fund

Managing your fund account

Flexible pricing

The fund offers one class of shares in this prospectus—Class I. (Class A and P shares of the fund are offered in a separate prospectus.) Class I shares are available only to certain types of investors. Investments must be denominated in US dollars.

Class I shares

Shareholders pay no front-end or deferred sales charges on Class I shares. Only specific types of investors can purchase Class I shares.

The following investors are eligible to purchase Class I shares:

•	Shareholders who invest a minimum initial amount of $10 million in the fund;

•	Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code that invest a minimum initial amount of $2,500,000 in the fund; and

•	Employees of UBS AM or UBS AM (US) (or certain other affiliated entities) as long as the employee establishes an account in his or her name directly at the fund’s transfer agent and purchases a minimum initial amount of $10,000.

UBS AM (US) may waive the investment minimum in its discretion. The fund may change its minimum investment requirements at any time.

If your fund account balance has fallen below $10 million, or $2.5 million with respect to foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code, UBS AM reserves the right to reject your purchase order to add to the account unless the account balance will be at least $10 million, or $2.5 million, respectively, after that purchase.

Class I shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

You can buy fund shares through a financial intermediary with which UBS AM (US) has a dealer agreement or through the fund’s transfer agent as described below.

The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Additional compensation to affiliated broker-dealer.

UBS AM (US) and/or UBS AM may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•	Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year with respect to the fund and certain other investment companies managed by UBS AM for distribution, marketing support and other services.

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UBS Ultra Short Income Fund

The foregoing payments are made by UBS AM (US) and/or UBS AM out of its own resources. Such payments are often referred to as “revenue sharing.”

Additional compensation to financial institution(s)

UBS AM (US) or UBS AM may pay compensation, out of UBS AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM’s own resources and not as an additional charge to the fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please also see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with a representative from the intermediary and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class I Shares:

To open an account	$10,000,000
To add to an account	$0

The fund may waive or reduce/change these amounts for (or as otherwise noted in the prospectus):

•	Employees of UBS AM or its affiliates; or

•	Participants in certain unaffiliated investment programs.

UBS AM (US) may waive the investment minimum in its discretion. The fund may change its minimum investment requirements at any time.

Selling shares

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A (offered in a separate prospectus with Class P shares), then Class P (offered in a separate prospectus with Class A shares) and last, Class I. If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

If you hold your shares through a financial intermediary, you can sell shares by contacting your intermediary. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-2 business days following receipt of a shareholder

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UBS Ultra Short Income Fund

redemption order for those payments made to your account held with a financial institution; however, the fund may take up to 7 business days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by the fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

If you purchased shares through the fund’s transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.

Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

Transfer agent

If you wish to invest in the fund or another one of the Family Funds (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS AM (US) serves as principal underwriter) through the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling;

•	The dollar amount or number of shares you want to sell; and

•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

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UBS Ultra Short Income Fund

Applications to purchase shares (along with a check), and letters requesting redemptions of shares through the transfer agent, should be mailed to:

BNY Mellon Investment Servicing (US) Inc.

UBS Asset Management

P.O. Box 9786

Providence, RI 02940

You do not have to complete an application when you make additional investments in the same fund.

Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.

Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone)

may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of accounts limitations

If you hold your shares with a securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your financial intermediary, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.

Should you have any questions regarding the portability of your fund shares, please contact your financial intermediary.

Additional information about your account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to

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UBS Ultra Short Income Fund

maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.

The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4)  to the extent otherwise permitted by applicable laws and regulations.

Market timing

Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, it is anticipated that the fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders may purchase and sell fund shares frequently, but also believes that the fund is unlikely to be a target of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AM reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing, and may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Other longer-term funds that are managed by UBS AM have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

Pricing and valuation

The price at which you may buy or sell fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund’s assets are traded in other markets on days when the NYSE is not open, the value of the fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

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UBS Ultra Short Income Fund

Your price for buying or selling shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial intermediary, your financial intermediary is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers.

Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, as amended, and delegated to UBS AM the responsibility for making fair value determinations with respect to the fund’s portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has a valuation committee to assist with its designated responsibilities as valuation designee. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial

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UBS Ultra Short Income Fund

paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price.

Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The fund expects to price certain of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair

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UBS Ultra Short Income Fund

value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the fund does not calculate its net asset value. As a result, the fund’s net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the fund may invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund’s net asset value. However, if the fund determines that such developments are so significant that they will materially affect the value of the fund’s securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. The value of closed-end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

Management

Investment advisor

UBS Asset Management (Americas) LLC (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware limited liability company with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2024, UBS AM had approximately $460 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.7 trillion in assets under management worldwide as of June 30, 2024. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

Portfolio managers

UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

Robert Sabatino, David Walczak, David Rothweiler and Scott Dolan are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler and Dolan have primary responsibility for managing the fund’s day-to-day investment operations and reviewing the overall

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UBS Ultra Short Income Fund

composition of the portfolio in an effort to ensure its compliance with its stated investment objective.

Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).

Mr. Walczak is a Vice President of UBS Series Funds and a managing director (since March 2024) (prior to which he was an executive director from 2016 until March 2024), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).

Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.

Mr. Dolan is head of US multi-sector fixed income and a managing director at UBS AM. Prior to joining UBS AM in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.

The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler and Dolan.

Advisory and administration fees

The fund pays UBS AM a contractual advisory fee of 0.20% of the fund’s average daily net assets. The fund also pays UBS AM an administration fee of 0.10% of the fund’s average daily net assets. UBS AM received an effective fee of 0.13% of the average daily net assets of the fund for its services in the fund’s last year ended April 30, 2024. The effective fee for the fund reflects the contractual fee waiver arrangements that capped the fund’s ordinary operating expenses at 0.23% for Class I shares through August 31, 2024. A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2023.

Other information

To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate. The fund also reserves the right, without shareholder approval, to convert to a master-feeder structure in which the fund as a “feeder fund” invests all of its assets in a “master fund,” which would have the same investment objective.

UBS AM is the fund’s manager and primary provider of investment advisory services. Although the fund has no intention of engaging subadvisors at this time, the fund may operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of UBS Series Funds, to select subadvisors and recommend their

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UBS Ultra Short Income Fund

hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. Shareholders would be notified of the engagement of any subadvisors. In accordance with a separate exemptive order that the fund and UBS AM have obtained from the SEC, the board of UBS Series Funds may enter into a new subadvisory contract or materially amend an existing subadvisory contract with a subadvisor at a meeting that is not in person, subject to certain conditions, including that the board members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Dividends and taxes

Dividends

The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company.

Classes with higher expenses are expected to have lower dividends. For example, Class A shares (offered in a separate prospectus with Class P shares) are expected to have the lowest dividends of the fund’s shares, while Class I shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your financial intermediary (or the fund’s transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

Taxes

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. The gain will be taxed at the long-term capital gains rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short-term capital gain which is generally taxed as ordinary income.

Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non-US shareholders. A shareholder will also have to satisfy a more than 60-day holding period with

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UBS Ultra Short Income Fund

respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

If you have not provided complete and correct taxpayer identification to us or if you are subject to “backup withholding,” by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.

Taxable distributions to non-US shareholders are generally expected to be subject to a 30% withholding tax. Distributions to non-US shareholders of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.

Disclosure of portfolio holdings

The fund will generally post on UBS AM’s website at www.ubs.com/usshortduration, its full portfolio holdings and the percentage that each of these holdings represents of the fund’s total assets, as of the most recent calendar-month end, on or about 10 days after the end of the calendar month.

The fund’s complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC’s website as part of periodic filings on Form N-PORT for such periods. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR. The fund’s Forms N-PORT for the last month of the applicable fiscal quarter and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the fund upon request by calling 1-800-647 1568. The annual and semiannual reports for the fund will also be posted on the fund’s website at www.ubs.com/usshortduration. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

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UBS Ultra Short Income Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647 1568.

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UBS Ultra Short Income Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class I
	Years ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.78	$9.88	$ 9.97	$ 9.94	$9.99
Net investment income (loss)[1]	0.52	0.08 [5]	0.02	0.03	0.22
Net realized and unrealized gain (loss)	0.03	0.12 [5]	(0.08)	0.05	(0.05)
Net increase (decrease) from operations	0.55	0.20	(0.06)	0.08	0.17
Dividends from net investment income	(0.51)	(0.29)	(0.03)	(0.05)	(0.22)
Distributions from net realized gains	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	—
Total dividends and distributions	(0.52)	(0.30)	(0.03)	(0.05)	(0.22)
Net asset value, end of year	$9.81	$9.78	$ 9.88	$ 9.97	$9.94
Total investment return[3]	5.77%	2.05%	(0.63)%	0.84%	1.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.40%	0.34%	0.33%[4]	0.33%[4]	0.35%[4]
Expenses after fee waivers and/or expense reimbursements	0.23%	0.23%	0.23%[4]	0.23%[4]	0.23%[4]
Net investment income (loss)	5.27%	0.79%	0.23%	0.31%	2.25%
Supplemental data:
Net assets, end of year (000’s)	$83	$78	$49,811	$495,530	$421
Portfolio turnover	41%	72%	56%	64%	53%

[1]	Calculated using the average shares method.
[2]	Amount represents less than $0.005 or $(0.005) per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Includes interest expense representing less than 0.005%.
[5]

Due to substantial redemptions of Class I shares of the fund during the year and fluctuating market values, these numbers would differ if presented utilizing another acceptable financial reporting method other than the average shares method that was used to calculate per share amounts. If such other acceptable method had been used, “Net investment income” would have been $0.27 per share and “Net realized and unrealized loss” would have been $(0.07) per share.

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If you want more information about the fund, the following documents are available free of charge upon request:

Annual/semiannual reports

Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders and Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

Statement of additional information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and the SAI and other information such as the fund financial statements by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI and other information such as the fund financial statements will also be posted on the UBS website at the following internet address: https://www.ubs.com/usshortduration

You may also request other information about the fund and make shareholder inquiries via this number above.

You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.

© UBS 2024. All rights reserved.

UBS Series Funds—UBS Ultra Short Income Fund

Investment Company Act File No. 811-08767

UBS Asset Management (Americas) LLC

is a subsidiary of UBS AG

S1688

UBS Ultra Short Income Fund

Prospectus | August 28, 2024